                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to [ ] 240.14a-11(c) or [ ] 240.14a-12


                                 VITALCOM INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                                 VITALCOM INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 25, 2000

TO THE STOCKHOLDERS:

     You are cordially invited to attend the Annual Meeting of Stockholders of VitalCom Inc. (the "Company") to be held on Tuesday, July 25, 2000 at 1:00 p.m., local time, at the Company's headquarters, 15222 Del Amo Avenue, Tustin, California 92780, for the following purposes:

     (1) To elect four directors to serve until the next Annual Meeting of Stockholders and until their successors are elected.

     (2) To approve an amendment to the Company's 1996 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 300,000 shares to 450,000 shares.

     (3) To ratify the appointment of Deloitte & Touche LLP as independent public accountants of the Company for the fiscal year ending December 31, 2000.

     (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on June 6, 2000 are entitled to notice of and to vote at the meeting and any adjournment thereof.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy card.

                                          Sincerely,

                                          FRANK T. SAMPLE
                                          Frank T. Sample
                                          Chairman of the Board, President
                                          and Chief Executive Officer

Tustin, California
June 30, 2000

        YOUR VOTE IS IMPORTANT. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                 VITALCOM INC.

                            PROXY STATEMENT FOR 2000

                         ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of VitalCom Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on Tuesday, July 25, 2000 at 1:00 p.m., local time, or at any adjournment thereof (the "Annual Meeting"), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's headquarters, 15222 Del Amo Avenue, Tustin, California 92780.

     These proxy solicitation materials and the Company's Report on Form 10-K for the year ended December 31, 1999 were first mailed on or about June 30, 2000 to all stockholders entitled to vote at the Annual Meeting. The Company's principal executive offices are located at 15222 Del Amo Avenue, Tustin, California 92780, and the Company's telephone number at that location is (714) 546-0147.

RECORD DATE AND PRINCIPAL STOCK OWNERSHIP

     Stockholders of record at the close of business on June 6, 2000 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Record Date, 8,003,606 shares of the Company's Common Stock were issued and outstanding, and held of record by approximately 43 stockholders.

     The following table sets forth certain information known to the Company regarding the beneficial ownership of the Common Stock as of the Record Date as to (i) each person known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each Named Executive Officer (as defined below) of the Company and (iv) all directors and current executive officers as a group. Unless otherwise indicated, the address for each stockholder is care of VitalCom Inc., 15222 Del Amo Avenue, Tustin, California 92780.

                                                           SHARES BENEFICIALLY
                                                                  OWNED
                                                           --------------------
                    NAME AND ADDRESS                        NUMBER      PERCENT
                    ----------------                       ---------    -------
Warburg, Pincus Ventures, L.P.(1)........................  3,915,181     45.7%
  466 Lexington Avenue, 10th Floor
  New York, NY 10017
ABS Capital Partners, L.P.(2)............................    457,062      5.3
  One South Street
  Baltimore, MD 21202
Vertical Fund Associates, L.P.(3)........................    539,582      6.3
  18 Bank Street
  Summit, NJ 07901
Frank T. Sample(4).......................................    477,187      5.7
Jonathan S. Leff(5)......................................  3,915,181     45.7
Jack W. Lasersohn(6).....................................    755,782      8.8
Timothy T. Weglicki(7)...................................    457,062      5.3
Warren J. Cawley(8)......................................    114,332      1.4
John R. Graham(9)........................................    195,917      2.4
Shelley B. Thunen(10)....................................     49,117        *
Patric L. Wiesmann(11)...................................     20,000        *
All current executive officers and directors as a Group
  (8 persons)(12)........................................  5,960,531     69.5

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days of June 6, 2000 are deemed outstanding for computing the percentage of the person holding such option but are not outstanding for purposes of computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
---------------
  *  Less than one percent of the outstanding Common Stock.

 (1) The sole general partner of Warburg, Pincus Ventures, L.P. ("Ventures") is Warburg, Pincus & Co., a New York general partnership ("WP"). E.M. Warburg, Pincus & Co., LLC, a New York limited liability company ("EMW LLC"), manages Ventures. The members of EMW LLC are substantially the same as the partners of WP. Lionel I. Pincus is the managing partner of WP and the managing member of EMW LLC and may be deemed to control both WP and EMW LLC. WP has a 15% interest in the profits of Ventures as the general partner, and also owns approximately 1.5% of the limited partnership interests in Ventures. Jonathan S. Leff, a director of the Company, is a Managing Director and a member of EMW LLC and a general partner of WP. As such, Mr. Leff may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 under the Exchange Act) in an indeterminate portion of the shares beneficially owned by Ventures and WP. See Note 5 below.

 (2) The sole general partner of ABS Capital Partners, L.P. ("ABS Capital") is ABS Partners, L.P. ("ABS Partners"). Timothy T. Weglicki, a director of the Company, is a general partner of ABS Partners.

 (3) The sole general partner of Vertical Fund Associates, L.P. ("Vertical Fund") is The Vertical Group, Inc. ("Vertical"). Jack W. Lasersohn, a director of the Company, is a Managing Director of Vertical.

 (4) Includes 438,750 shares issuable upon exercise of options exercisable within 60 days of the Record Date.

 (5) All of the shares indicated as owned by Mr. Leff are owned directly by Ventures and are included because of his affiliation with Ventures. Mr. Leff disclaims "beneficial ownership" of these shares within the meaning of Rule 13d-3 under the Exchange Act. See Note 1 above.

 (6) Of the shares indicated as owned by Mr. Lasersohn, 216,200 are owned directly by Vertical Life Sciences, L.P., of which Vertical is the sole general partner, and 539,582 are owned directly by Vertical Fund, and all of such shares are included because of Mr. Lasersohn's affiliation with those entities. As such, Mr. Lasersohn may be deemed to have an indirect pecuniary interest in an indeterminate portion of the shares beneficially owned by Vertical Life Sciences, L.P., Vertical Fund and Vertical. Mr. Lasersohn disclaims "beneficial ownership" of these shares within the meaning of Rule l3d-3 under the Exchange Act.

 (7) All of the shares indicated as owned by Mr. Weglicki are owned directly by ABS Capital and are included because of his affiliation with that entity. As such, Mr. Weglicki may be deemed to have an indirect pecuniary interest in an indeterminate portion of the shares beneficially owned by ABS Capital and ABS partners. Mr. Weglicki disclaims "beneficial ownership" of these shares within the meaning of Rule 13d-3 under the Exchange Act.

 (8) Includes 46,162 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.

 (9) Includes 54,759 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(10) Includes 47,641 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date. Ms. Thunen stepped down from her position as Vice President, Finance and Chief Financial Officer in January 2000.

(11) Includes 14,688 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date. Mr. Wiesmann resigned from his position of Vice President, Sales in April 2000.

(12) Includes 572,484 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date and 3,915,181, 457,062, 539,582 and 216,200 shares owned directly by Ventures, ABS, Vertical Fund and Vertical Life Sciences, L.P., respectively. See notes 5, 6 and 7 above.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

     Each holder of Common Stock is entitled to one vote for each share of stock held on all matters to be voted on by the stockholders. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.

     This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of stock for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or facsimile.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2001 Annual Meeting of Stockholders must be received by the Company no later than March 2, 2001 in order that they may be considered for inclusion in the notice and proxy statement relating to that meeting.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     A board of four directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's four (4) nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office for each person elected as a director will continue until the next Annual Meeting or until a successor has been elected and qualified.

VOTE REQUIRED

     If a quorum is present, the four (4) nominees receiving the highest number of votes will be elected to the Board of Directors. Votes withheld from any nominee, abstentions and shares held by brokers that are present but not voted because the brokers are prohibited from exercising discretionary authority (broker non-votes) will be counted only for the purpose of determining if a quorum is present.

NOMINEES

     The names of the nominees and certain information about them as of the Record Date are set forth below:

         NAME OF NOMINEE            AGE       POSITION WITH THE COMPANY        DIRECTOR SINCE
         ---------------            ---       -------------------------        --------------
Frank T. Sample...................  54    President, Chief Executive Officer        1997
                                          and Chairman of the Board of
                                          Directors
Jonathan S. Leff..................  31    Director                                  1999
Jack W. Lasersohn.................  47    Director                                  1995
Timothy T. Weglicki...............  48    Director                                  1995

     FRANK T. SAMPLE has served as a director of the Company and as its President and Chief Executive Officer since October 1997. In February 1998, Mr. Sample was appointed Chairman of the Board. From August 1997 to October 1997, Mr. Sample served as Executive Vice President at IDX Systems Corporation, a leading provider of information technology to the healthcare industry. From December 1990 to July 1997, when PHAMIS, Inc., a provider of patient-centered medical record information systems, was merged into IDX Systems Corporation, Mr. Sample served as President and Chief Executive Officer of PHAMIS, Inc. He is a director of IDX Systems Corporation. Mr. Sample holds a B.B.A. in Business Administration from Cleveland State University.

     JONATHAN S. LEFF has served as a director of the Company since September 1999. Since 1996, Mr. Leff has been employed as a Managing Director of E.M. Warburg Pincus & Co., LLC, a private investment firm. He is currently a director of Visible Genetics, Inc. and Intermune Pharmaceuticals, Inc., as well as several privately held companies. Mr. Leff holds a B.A. degree from Harvard University and an MBA from Stanford University.

     JACK W. LASERSOHN has served as a director of the Company since June 1995. He has been a General Partner of The Vertical Group, L.P., a private venture capital and investment management firm, since its formation in 1989 by former principals of F. Eberstadt & Co., Inc. From 1981 to 1989, he was a Vice President and later a Managing Director of the venture capital division of F. Eberstadt & Co., Inc. Mr. Lasersohn also serves as a director of Cardiothoracic Systems, Inc., UroQuest Medical Corporation and Massimo Corporation and of a number of privately held healthcare companies. He holds a B.S. and an M.A. in Physics from Tufts University, and a J.D. from Yale University.

     TIMOTHY T. WEGLICKI has served as a director of the Company since June 1995. Since December 1993, he has been principally employed as a General Partner of ABS Partners, L.P., the General Partner of ABS Capital Partners, L.P., a private equity fund and related entities. Prior to that date, he was principally employed as a Managing Director of Alex. Brown & Sons Incorporated where he established and headed its Capital Markets Group. Mr. Weglicki holds an M.B.A. from the Wharton Graduate School of Business and a B.A. from Johns Hopkins University. Mr. Weglicki is a director of ElderTrust, a healthcare real estate investment trust, and a number of privately held healthcare companies.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of six (6) meetings during fiscal 1999. No director attended fewer than 75% of the meetings of the Board of Directors and committees thereof, if any, upon which such director served. The Board of Directors has an Audit Committee and Compensation Committee.

     The Audit Committee was established in June 1995 and is responsible for reviewing the results and scope of the audit and other services provided by the Company's independent auditors. The Audit Committee currently consists of directors Timothy T. Weglicki, Jack W. Lasersohn, and Jonathan S. Leff. The Audit Committee met five (5) times in fiscal 1999.

     The Executive Compensation Committee and the Option Plan Committee were combined into one committee in 1997 (the "Compensation Committee"). The Compensation Committee is responsible for the administration of the Company's 1993 Stock Option Plan, the Company's 1996 Stock Option Plan, the Company's 1996 Director Option Plan and any future option plans of the Company, as well as determining which persons are to be granted options under such plans and the number of shares subject to such options. The Compensation Committee consists of directors Jonathan S. Leff and Timothy T. Weglicki. The Compensation Committee met seven (7) times in fiscal 1999.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee was formed in December 1997 and the members of the Compensation Committee are Mr. Leff and Mr. Weglicki. Neither of these individuals, and Patrick T. Hackett, Mr. Leff's predecessor on the Compensation Committee, was at any time during the fiscal year ended December 31, 1999, or at any other time, an officer or employee of the Company. No member of the Compensation Committee of the Company's Board serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

DIRECTOR COMPENSATION

     Directors of the Company do not receive any fees for serving as such, nor do any directors receive any fees for serving on any committee of the Board of Directors. Directors are reimbursed by the Company for their out-of-pocket expenses in connection with attending any board or committee meeting. In addition, the directors participate in the Company's 1996 Director Option Plan (the "Director Plan"). The Director Plan provides for the grant of an option to purchase a number of shares of Common Stock to be determined by the incumbent Board of Directors to each non-employee director, and each outside director is automatically granted an option to purchase 4,000 shares of Common Stock each year, provided he or she is then a non-employee director and he or she has served on the Board of Directors for at least the preceding six months. The first options and each subsequent option have terms of ten years. One quarter of the shares subject to a first option will vest one year after its date of grant and an additional one-quarter will vest at the end of each year thereafter, provided that the optionee continues to serve as a director. Similarly, one-quarter of the shares subject to a subsequent option will vest one year after the date of grant and an additional one-quarter will vest at the end of each year thereafter, provided that the optionee continues to serve as a director. The exercise price of such options will be 100% of the fair market value per share of the Company's Common Stock on the date of grant.

                                  PROPOSAL TWO

               AMENDMENT TO THE 1996 EMPLOYEE STOCK PURCHASE PLAN

PROPOSED AMENDMENT

     The 1996 Employee Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors in January 1996 and approved by the stockholders in February 1996. A total of 150,000 shares of Common Stock were initially reserved for issuance under the Purchase Plan. In February 1998, the Board of Directors approved amendments to the Purchase Plan (i) to increase the number of shares reserved for issuance thereunder by 150,000 shares from 150,000 shares to a total of 300,000 shares, and (ii) to make other administrative changes. In January 2000, the Board of Directors approved amendments to the Purchase Plan to increase the number of shares reserved for issuance thereunder by 150,000 shares from 300,000 shares to a total of 450,000 shares.

     The Company's stockholders are requested to approve the amendments to the Purchase Plan to increase the number of shares reserved for issuance thereunder by 150,000 shares from 300,000 shares to a total of 450,000 shares.

REQUIRED VOTE; RECOMMENDATION OF BOARD OF DIRECTORS

     The affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote will be required to approve the amendment to the Purchase Plan. Abstentions and broker non-votes will have the same effect as votes against the proposal.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

     A description of the principal features of the Purchase Plan, a copy of which may be obtained from the Company, is set forth below.

PURPOSE

     The purpose of the Purchase Plan is to provide employees with an opportunity to purchase Common Stock of the Company through payroll deductions in a manner that qualifies under Section 423 of the Internal Revenue Code (the "Code").

ADMINISTRATION

     The Purchase Plan is administered by the Board of Directors (the "Administrator").

ELIGIBILITY

     Only employees employed by the Company or its subsidiaries on the first day of an offering period may participate in the Purchase Plan. For this purpose, an "employee" is any person who is regularly employed at least twenty hours per week and at least five months per calendar year by the Company. No employee shall be granted an option under the Purchase Plan if: (i) immediately after the grant of the option, the employee (or any other person whose stock would be attributed to the employee pursuant to Section 424(d) of the Code) would own five percent or more of the total combined voting power or value of the stock of the Company or any of its subsidiaries; or (ii) the option permits such participant's rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 worth of stock (determined with reference to the fair market value of the Common Stock at the time of grant) in a calendar year. Subject to these eligibility criteria, the Purchase Plan permits eligible employees to purchase Common Stock through payroll deductions subject to certain limitations described below. See "Payment of Purchase Price; Payroll Deductions."

     At the Record Date, the Company employed approximately 136 people, approximately 130 of whom were eligible to participate in the Purchase Plan. Approximately 39 employees were participating in the Purchase Plan as of the Record Date.

OFFERING PERIOD

     The Purchase Plan is implemented by offering periods lasting six months with a new offering period commencing every six months. Normally, a participant's payroll deductions are accumulated throughout an offering period and, at the end of the offering period, shares of the Company's Common Stock are purchased with the accumulated payroll deductions. Offering periods commence on or about May 1 and November 1 of each year.

ENROLLMENT IN THE PLAN

     Eligible employees become participants in the Purchase Plan by delivering to the Company's payroll office a subscription agreement authorizing payroll deductions. Employees hired after the first day of an offering period (or who otherwise become eligible after such date) may begin participation in the next offering period. Under the Purchase Plan, once an employee elects to participate in the Purchase Plan, enrollment in each successive offering period occurs automatically unless the employee withdraws from participation in the Purchase Plan.

PURCHASE PRICE

     The purchase price per share at which shares will be sold in an offering under the Purchase Plan is the lower of (i) 85% of the fair market value of a share of Common Stock on the first day of an offering period or (ii) 85% of the fair market value of a share of Common Stock on the last day of each offering period. The fair market value of the Common Stock on a given date is generally the closing sale price of the Common Stock as reported on the Nasdaq Small Cap Market for such date.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

     The purchase price of the shares is accumulated by payroll deductions over the offering period. The Purchase Plan provides that the aggregate of such payroll deductions during the offering period shall not exceed 10% of the participant's compensation during any offering period. During the offering period, a participant may discontinue his or her participation in the Purchase Plan, and may decrease or increase the rate of payroll deductions in an offering period within limits set by the Administrator.

     All payroll deductions made for a participant are credited to the participant's account under the Purchase Plan, are withheld in whole percentages only and are included with the general funds of the Company. Funds received by the Company pursuant to exercises under the Purchase Plan are used for general corporate purposes. A participant may not make any additional payments into his or her account.

PURCHASE OF STOCK; EXERCISE OF OPTION

     By executing a subscription agreement to participate in the Purchase Plan, the employee is entitled to have shares placed under option to him. An employee may purchase up to a number of shares of the Company's Common Stock determined by dividing such employee's payroll deductions accumulated prior to such exercise date and retained in the participant's account as of the exercise date by the applicable purchase price; provided that in no event shall an employee be permitted to purchase during any two offering periods more than a number of shares determined by dividing $12,500 by the fair market value of a share of the Company's Common Stock on the enrollment date. Unless the employee's participation is discontinued, the option for the purchase of shares will be exercised automatically at the end of the offering period at the applicable price. No fractional shares will be issued upon exercise of the option. Any amounts insufficient to purchase a full share remaining in a participant's account after exercise of the option will be credited to the participant and used in a future offering period. No interest will accrue on the payroll deductions of a participant in the Purchase Plan.

WITHDRAWAL

     A participant may terminate his or her participation in the Purchase Plan at any time by giving the Company a written notice of withdrawal. In such event, the payroll deductions credited to the participant's account will be returned, without interest, to such participant. Payroll deductions will not resume unless a new subscription agreement is delivered in connection with a subsequent offering period.

TERMINATION OF EMPLOYMENT

     Termination of a participant's employment for any reason, including death, cancels his or her participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned without interest to such participant, his or her designated beneficiaries or the executors or administrators of his or her estate.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event of any changes in the capitalization of the Company effected without receipt of consideration by the Company, such as a stock split, stock dividend, combination or reclassification of the Common Stock, resulting in an increase or decrease in the number of shares of Common Stock, proportionate adjustments will be made by the Board in the shares subject to purchase and in the price per share under the Purchase Plan.

Notwithstanding the above, in connection with any merger or acquisition of assets involving the Company, any offering period then in progress shall be shortened to a new exercise date and the Board shall notify each participant that his or her option shall be exercised automatically on the new exercise date, unless prior to such date the participant has withdrawn from the offering period.

EFFECT OF LIQUIDATION, DISSOLUTION, SALE OF ASSETS OR MERGER

     In the event of a liquidation or dissolution of the Company, an offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise proposed by the Board. In the event of a sale of all or substantially all of the assets of the Company or a merger of the Company with or into another corporation, the offering period then in progress shall be shortened by setting a new exercise date. The Board shall notify each participant in writing at least ten (10) business days prior to the termination date on which date all options subject to the Purchase Plan will be exercised automatically.

NON-ASSIGNABILITY

     No rights or accumulated payroll deductions of an employee under the Purchase Plan may be pledged, assigned or transferred for any reason, and any such attempt may be treated by the Company as an election to withdraw from the Purchase Plan, unless prior to such date the participant has withdrawn from the Purchase Plan.

REPORTS

     Individual accounting will be maintained for each participant in the Purchase Plan. Each participant receives a report showing the details of the participant's account at least once every 12 months.

AMENDMENT AND TERMINATION

     The Board may at any time and for any reason amend or terminate the Purchase Plan, except that no such termination shall affect options previously granted and no amendment shall make any change in an option granted prior thereto which adversely affects the rights of any participant. Stockholder approval for amendments to the Purchase Plan shall be obtained in such a manner and to such a degree as required to comply with all applicable laws or regulations. The Plan will terminate in the year 2006, unless terminated earlier by the Board in accordance with the Purchase Plan.

CERTAIN FEDERAL INCOME TAX INFORMATION

     The following brief summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan does not purport to be complete, and does not discuss the tax consequences of a participant's death or the income tax laws of any municipality, state or foreign country in which the participant may reside.

     The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two years from the enrollment date and one year from the applicable exercise date, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the enrollment date. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANT AND THE COMPANY WITH RESPECT TO THE SHARES PURCHASED UNDER THE PURCHASE PLAN AND DOES NOT PURPORT TO BE COMPLETE. REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE TAX CODE. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT'S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

PARTICIPATION IN THE PURCHASE PLAN

     The Company is unable to predict the amount of benefits that will be received or allocated to any particular participant under the Purchase Plan. The following table sets forth the dollar amount and the number of shares purchased under the Purchase Plan during the last fiscal year by (i) each of the Company's Named Executive Officers, (ii) all executive officers as a group, (iii) all non-employee directors as a group and (iv) all employees other than executive officers as a group.

                                                             PURCHASE PLAN
                                                      ----------------------------
                                                       NUMBER
                                                         OF        DOLLAR VALUE OF
                 NAME AND POSITION                    SHARES(1)     BENEFIT(2)($)
                 -----------------                    ---------    ---------------
Frank T. Sample.....................................    7,058          $ 1,323
  President and Chief Executive Officer
Warren J. Cawley....................................    5,000            1,172
  Vice President, Product Management
John R. Graham......................................       --               --
  Vice President, Corporate Alliances
Patric L. Wiesmann..................................       --               --
  Vice President, Sales(3)
Shelley B. Thunen...................................       --               --
  Vice President, Finance and Chief Financial
  Officer(4)
All current executive officers as a group (5
  persons)..........................................   19,477            4,112
All current non-executive directors as a group (3
  persons)..........................................       --               --
All other employees (excluding current executive
  officers) as a group..............................   54,857           11,461

---------------
(1) Includes shares of Common Stock of the Company purchased under the Purchase Plan for purchase prices of $1.3281 and $1.0625 per share, which represents the lower of (i) 85% of the fair market value of a share of Common Stock on the first day of an offering period, or (ii) 85% of the fair market value of a share of Common Stock on the last day of such offering period in the offering periods ended April 30, 1999 and October 31, 1999.

(2) The dollar value of the benefit represents the number of shares purchased multiplied by the difference between the fair market value of a share of Common Stock on the date of purchase and the purchase prices of $1.3281 and $1.0625 per share, respectively.

(3) Mr. Wiesmann resigned from his position of Vice President, Sales in April 2000.

(4) Ms. Thunen stepped down from her position as Vice President, Finance and Chief Financial Officer in January 2000.

                                 PROPOSAL THREE

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Deloitte & Touche LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2000, and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

     Deloitte & Touche LLP has audited the Company's financial statements annually since 1992. Representatives of Deloitte & Touche LLP are expected to be present at the meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

                                   MANAGEMENT

     In addition to Mr. Sample, the following persons were executive officers of the Company as of June 6, 2000:

       NAME OF OFFICER          AGE            POSITION WITH THE COMPANY
       ---------------          ---            -------------------------
Warren J. Cawley..............  59     Vice President, Product Management
John R. Graham................  54     Vice President, Corporate Alliances
Stephen E. Hannah.............  41     Vice President, Research and Development
Cheryl L. Isen................  39     Vice President, Corporate Communications

     WARREN J. CAWLEY, VICE PRESIDENT PRODUCT MANAGEMENT -- Mr. Cawley has served as Vice President, Product Management since July 1996. From 1989 through June 1996, Mr. Cawley served as Vice President, Direct Sales for the Company. From 1985 through 1989, Mr. Cawley served as Vice President, OEM Sales for the Company. Prior to 1985, Mr. Cawley served in various sales and management capacities at several medical device companies. Mr. Cawley holds a M.B.A. degree and a B.S. degree from the University of Southern California.

     JOHN R. GRAHAM, VICE PRESIDENT CORPORATE ALLIANCES -- Mr. Graham has served as Vice President, Corporate Alliances since January 1999 and Vice President, OEM Sales of the Company from 1989 through 1998. Prior to joining the Company in 1989, he acted as a consultant and held various positions at a number of healthcare organizations and technology-based companies, including serving as President and Chief Executive Officer of a medical device company. Mr. Graham holds an M.S. degree in Bioengineering from Columbia University and a B.S.E.E. degree from Northeastern University.

     STEPHEN E. HANNAH, VICE PRESIDENT, RESEARCH AND DEVELOPMENT -- Mr. Hannah joined the Company in December 1998 as Vice President, Research and Development. Prior to joining the Company, Mr. Hannah led Product Development, Systems Engineering at Sony Trans Com Inc. from December 1996 to December 1998. Prior to Sony, Mr. Hannah developed hardware and software products and managed large development projects at Hughes Aircraft Company from February 1981 to December 1996. Mr. Hannah holds a B.S. degree in Computer Engineering from the University of Michigan.

     CHERYL L. ISEN, VICE PRESIDENT, CORPORATE COMMUNICATIONS -- Ms. Isen joined the Company in January 1998 as Senior Director of Corporate Communications and was promoted to Vice President in January 1999. Prior to joining the Company, from February 1991 to October 1997, Ms. Isen served as Senior Director of Corporate Communications at PHAMIS, Inc., which merged with IDX Systems in 1997, where she was responsible for company-wide communications. Prior to PHAMIS, Inc., Ms. Isen was Manager of Marketing Communications for the Target Marketing Services division of TRW from February 1987 to February 1991. Ms. Isen holds a B.A. degree in Journalism and Marketing from San Diego State University.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

EXECUTIVE COMPENSATION

     The following table sets forth the compensation earned by (i) the Company's Chief Executive Officer, and (ii) the four most highly compensated other executive officers of the Company, who were serving at the end of fiscal year 1999 (collectively, the "Named Executive Officers") for services rendered in all capacities to the Company during the fiscal years ended December 31, 1997, 1998 and 1999:

                           SUMMARY COMPENSATION TABLE

                                                                                           LONG-TERM
                                                                                      COMPENSATION AWARDS
                                                                       OTHER       --------------------------
                                         ANNUAL COMPENSATION           ANNUAL      SECURITIES     ALL OTHER
                                     ----------------------------   COMPENSATION   UNDERLYING    COMPENSATION
NAME AND PRINCIPAL POSITION   YEAR   SALARY ($)(4)   BONUS ($)(1)      (2)($)      OPTIONS (#)       $(5)
---------------------------   ----   -------------   ------------   ------------   -----------   ------------
Frank T. Sample.............  1999     $291,764(9)     $    --          --                --        $2,592
  President, Chief Executive  1998      294,958(9)      20,000          --                --         2,112
  Officer and Chairman of     1997       38,434(6)      50,000          --           780,000            --
  the Board
Warren J. Cawley............  1999      146,977             --          --             7,500         3,229
  Vice President, Product     1998      144,810             --          --             8,500         1,842
  Management                  1997      153,500         25,000          --            30,000         1,800
Patric L. Wiesmann..........  1999      117,461(7)      45,000(10)      --           100,000           275
  Vice President, Sales(8)    1998           --             --          --                --            --
                              1997           --             --          --                --            --
John R. Graham..............  1999      145,651         19,391(10)      --            10,000         2,070
  Vice President, Corporate   1998      145,000         18,764(10)      --            12,000         1,325
  Alliances                   1997      138,692         35,000          --            40,000         1,162
Shelley B. Thunen...........  1999      156,054             --          --            15,000           318
  Vice President, Finance
     and                      1998      155,000         10,000          --            15,000           696
  Chief Financial Officer(3)  1997      153,068         45,000          --            60,000           682

---------------
 (1) Represents amounts paid or accrued under the Company's Management Bonus Plan for which senior management is eligible. The amount of a particular employee's bonus varies depending on salary level, position with the Company and the operating results of the Company.

 (2) In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of prerequisites and other personal benefits has been omitted in those cases where the aggregate amount of such prerequisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for the Named Executive Officer for such year.

 (3) Ms. Thunen stepped down from her position as Vice President, Finance and Chief Financial Officer in January 2000.

 (4) Amounts include contributions paid by the Company under its 401(k) and Profit Sharing Plan.

 (5) Represents premiums paid by the Company on a life insurance policy for the benefit of the Named Executive Officer.

 (6) Based on an annual salary of $250,000 commencing on October 24, 1997.

 (7) Based on an annual salary of $150,000 commencing on March 8, 1999.

 (8) Mr. Wiesmann resigned from his position of Vice President, Sales in April 2000.

 (9) Includes annual salary of $250,000 and Tustin, CA, living expenses.

(10) Represents commissions paid.

                          OPTION GRANTS IN FISCAL 1999

     The following table sets forth information with respect to stock option grants to each of the Named Executive Officers during the year ended December 31, 1999.

                                                                                           POTENTIAL REALIZABLE
                                                   INDIVIDUAL GRANTS                         VALUE AT ASSUMED
                               ---------------------------------------------------------          ANNUAL
                                 NUMBER OF       % OF TOTAL                                   RATES OF STOCK
                                SECURITIES      OPTIONS/SARS                                PRICE APPRECIATION
                                UNDERLYING       GRANTED TO     EXERCISE OR                  FOR OPTION TERM
                               OPTIONS/SARS     EMPLOYEES IN    BASE PRICE    EXPIRATION   --------------------
            NAME               GRANTED(#)(1)   FISCAL YEAR(%)     ($/SH)         DATE       5%(4)      10%(4)
            ----               -------------   --------------   -----------   ----------   --------   ---------
Frank T. Sample..............         --              --              --            --          --          --
Warren J. Cawley.............      7,500             1.8%         $1.875        6/3/09     $ 8,844    $ 22,412
John R. Graham...............     10,000             2.4%         $1.875        6/3/09     $11,792    $ 29,883
Patric L. Wiesmann(2)........     80,000            18.9%         $3.000        3/6/09     $20,623    $174,999
                                  20,000             4.7%         $1.875       9/27/09     $23,584    $ 59,765
Shelley B. Thunen(3).........     15,000             3.5%         $1.875        6/3/09     $17,688    $ 44,824

---------------
(1) All of these stock option grants were pursuant to the Company's 1993 Stock Option Plan, as amended, and are subject to the terms of such plan. These options were granted at exercise prices equal to the fair market value of the Common Stock as determined by the Board of Directors of the Company on the date of grant. Options granted vest as to 25% of the shares subject to the option on the first anniversary of the date of grant and as to 6.25% of the shares subject to the option quarterly thereafter.

(2) Mr. Wiesmann resigned from his position of Vice President, Sales in April 2000.

(3) Ms. Thunen stepped down from her position as Vice President, Finance and Chief Financial Officer in January 2000.

(4) The potential realizable value illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the market price per share from the date of grant to the end of the option term. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the common stock and the timing of option exercises, as well as the optionee's continued employment through the vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

  AGGREGATED OPTION EXERCISES IN FISCAL 1999 AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information with respect to exercises of stock options during the year ended December 31, 1999 by each of the Named Executive Officers, the number of options held at year end and the aggregate value of the "in-the-money" options held at December 31, 1999.

                                                                NUMBER OF SECURITIES   VALUE OF UNEXERCISED
                                                                 UNDERLYING OPTIONS        IN-THE-MONEY
                                      SHARES                       AT YEAR-END(#)       OPTIONS AT YEAR-END
                                    ACQUIRED ON      VALUE          EXERCISABLE/           EXERCISABLE/
               NAME                 EXERCISE(#)   REALIZED($)      UNEXERCISABLE        UNEXERCISABLE(1)($)
               ----                 -----------   -----------   --------------------   --------------------
Frank T. Sample...................      --            --          341,250/438,750            $    0/$0
Warren J. Cawley..................      --            --           39,475/ 27,642            $6,116/$0
John R. Graham....................      --            --           45,759/ 37,358            $6,116/$0
Patric L. Wiesmann(2).............      --            --           15,000/ 85,000            $    0/$0
Shelley B. Thunen(3)..............      --            --           67,262/ 58,738            $    0/$0

---------------
(1) The closing price of the Company's Common Stock on December 31, 1999 was $1.6875 per share.

(2) Mr. Wiesmann resigned from his position of Vice President, Sales in April 2000.

(3) Ms. Thunen stepped down from her position as Vice President, Finance and Chief Financial Officer in January 2000.

EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL ARRANGEMENTS

     In October 1997, the Company entered into an employment agreement with Mr. Sample in connection with his appointment as President and Chief Executive Officer. The agreement provides for a three-year employment term, subject to early termination in the event of the death or disability of Mr. Sample or otherwise provided therein. The Company may terminate Mr. Sample's employment with or without "Just Cause" (as defined therein), but in the event such termination is without "Just Cause" Mr. Sample will be entitled to receive severance pay at his then current salary for a period of twelve months following such termination.

                  REPORT OF THE COMPENSATION COMMITTEE OF THE
                  BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     During fiscal year 1999, the Compensation Committee was responsible for setting compensation philosophy and determining base salary, bonus, long-term incentive compensation and other benefits for the Chief Executive Officer and other executive officers. The Compensation Committee is comprised of two directors, each of whom qualifies as an "outside director" under Section 162(m) of the Internal Revenue Code and as a "non-employee director" under Rule 16b-3 promulgated under the Exchange Act.

     The following Compensation Committee Report is not to be deemed to be *soliciting material* or *filed* with the Commission or incorporated by reference to any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference.

ROLE OF THE COMPENSATION COMMITTEE

     The role of the Compensation Committee is to carry out the compensation responsibilities of the Board of Directors, which involve the discussion, research and approval of the recommendations of management with regard to the compensation (including cash and non-cash) of the executive officers of the Company. This report sets forth the major components of executive compensation and the basis by which fiscal year 1999 compensation determinations were made with respect to the executive officers of the Company, including those named in the Summary Compensation Table.

GENERAL COMPENSATION POLICY AND GUIDELINES

     The Company's executive compensation program is designed to attract and retain the qualified key executives critical to the Company's growth and long term success, to align the executives' compensation with the long term business objectives and performance of the Company and to reward such executive officers and employees for their successful efforts in attaining the objectives beneficial to the growth and profitability of the Company

     The Company's compensation levels and benefits are reviewed on an annual basis (and more often, to the extent necessary) to determine whether they are competitive and reasonable in light of the overall performance of the Company and the Company's ability to attract and retain talented executives. The particular elements of the compensation programs for the executive officers are comprised of the following:

     - A base salary that is based on the executive's job responsibilities, individual performance and that is generally competitive with the market.

     - An incentive bonus that is provided on a discretionary basis based upon profitability and to reward achievement of business objectives.

     - A stock option plan that is utilized to provide long-term incentives for the executives to maximize shareholder value. Options are viewed as a valuable instrument in maintaining the continuity of its senior executives and a definite aid in securing new executives to the Company. Because the Company is now traded on the Nasdaq SmallCap Market, rather than the Nasdaq National Market (effective September 28, 1999), the Company's ability to utilize stock options and other forms of securities as executive incentives may be somewhat curtailed pending approvals of various state administrative agencies.

     - Various benefits that are also available to all full-time employees.

     The Compensation Committee reviews the executive compensation program to determine the effectiveness and competitiveness of the program. Guidelines for the various components of the executive compensation package are set at levels generally competitive with industry standards for similar executives in similar companies. Another long-term goal of the compensation program is to align the financial interests of the Company's executive officers with those of the Company's stockholders. Compensation has been based upon the following factors: the strengths and weaknesses of the individual executive officers, the Compensation Committee's perception of such individual's historical performance and expected future contributions to the success of the Company; and competitive factors such as compensation packages being offered by others.

     The market for qualified executive personnel was extremely competitive in 1999, and the compensation packages provided to the executives of the Company are responsive to that competitive market. The Compensation Committee believes that the base salary levels for the Company's executive officers in 1999 were competitive within a range considered to be reasonable and necessary.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     As with other executive officers, the base compensation paid to the Chief Executive Officer of the Company was set at a level deemed reasonable and necessary to retain a qualified Chief Executive Officer and to provide adequate incentives to that officer. No new options were granted to the Chief Executive Officer in 1999; however, prior option grants did vest during the year, and the number of stock options, and the stock option exercise prices and vesting, appear to be reasonable and appropriate as incentives -- particularly in light of the fact that the option exercise prices were greater at year end than the market prices of the underlying shares. Consistent with its desire to more closely align the financial incentives of the executive officers with those of the shareholders, it is anticipated that stock options will continue to be a significant element of compensation for the Company's Chief Executive Officer.

     Similar consideration was given to the compensation packages offered to each of the other executive officers of the Company.

     The Board of Directors of the Company did not reject or modify in any material way any action or recommendation by the Compensation Committee in 1999.

                                          Compensation Committee

                                          Timothy T. Weglicki
                                          Jonathon S. Leff

                               PERFORMANCE GRAPH

     The following graph depicts the Company's total return to shareholders from February 14, 1996 (the first trading day) through December 31, 1999, relative to the performance of the Nasdaq National Market Composite Index, and the Center for Research in Security Prices ("CRSP") Index of Nasdaq Medical Device Manufacturers Stocks. All indices shown in the graph have been reset to a base of 100 as of February 14, 1996 and assume an investment of $100 on that date, and further assumes no payment or reinvestment of dividends. The Company has not ever paid cash dividends on its Common Stock. The points represent fiscal year end index levels, other than February 14, 1996, based on the last trading day in each such fiscal year. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

     The following Performance Graph is not to be deemed to be *soliciting material* or *filed* with the Commission or incorporated by reference to any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference.
[PERFORMANCE GRAPH]

                                                     VITALCOM STOCK                                       NASDAQ MEDICAL DEVICE
                                                       PERFORMANCE             NASDAQ NM COMPOSITE             MFGR (CRSP)
                                                     --------------            -------------------        ---------------------
2/14/96                                                  100.00                      100.00                      100.00
12/31/96                                                  37.96                      119.26                       89.59
12/31/97                                                  35.19                      145.97                      102.63
12/31/98                                                  16.67                      204.70                      114.96
12/31/99                                                  12.50                      380.48                      139.25

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during fiscal 1999, all reporting persons complied with filing requirements applicable to them.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the stock they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

Dated: June 30, 2000

                                EDGAR APPENDIX A

                                  FORM OF PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                  VITALCOM INC.
                       2000 ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 25, 2000



        The undersigned stockholder of VitalCom Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated June 30, 2000, and hereby appoints Frank T. Sample proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2000 Annual Meeting of Stockholders of VitalCom Inc. to be held on Tuesday, July 25, 2000 at 1:00 p.m. local time, at the Company's headquarters, 15222 Del Amo Avenue, Tustin, California 92780, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:


(1   ELECTION OF DIRECTORS:

     [ ] FOR all nominees listed below [ ] WITHHOLD
     (except as indicated)
     IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

     Jonathan S. Leff  Jack W. Lasersohn  Frank T. Sample  Timothy T. Weglicki

(2 PROPOSAL TO AMEND THE 1996 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER FROM 300,000 SHARES TO 450,000 SHARES:

        [ ] FOR                [ ] AGAINST                     [ ] ABSTAIN

(3 PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR FISCAL 2000:

        [ ] FOR                [ ] AGAINST                     [ ] ABSTAIN

and, in his discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT TO THE 1996 EMPLOYEE STOCK PURCHASE PLAN, AND FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


                                         Dated: ____________________ , 2000

                                         __________________________________
                                                    Signature

                                         __________________________________
                                                    Signature


(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)